                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     August 8, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        000-26534            13-3671221
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(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)                File Number)      Identification No.)

     4 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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                               Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 8, 2006, the Registrant issued a press release reporting its financial results for the second quarter and six month period ended June 30,
2006. A copy of that press release is being furnished to the Securities and
Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

         Following the release, on August 9, 2006 the Company held a conference call hosted by Alan Kessman, the Company's Chief Executive Officer, Howard
Johnson, the Company's President and Chief Financial Officer and Ann Cahill, the
Company's Vice President of Clinical Development. The transcript of the conference call is attached as Exhibit 99.2 to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01(d)  EXHIBITS.

Exhibit 99.1           Press release dated August 8, 2006.

Exhibit 99.2           Transcript of Conference Call held on August 9, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           VION PHARMACEUTICALS, INC.

Date: August 11, 2006       By:     /s/ Howard B. Johnson
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                                Name: Howard B. Johnson
                                Title:   President and Chief Financial Officer

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                                  EXHIBIT INDEX
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99.1     Press release dated August 8, 2006.

99.2     Transcript of Conference Call held on August 9, 2006.

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